EKSO BIONICS HOLDINGS, INC. WAIVER April 23, 2026 Reference is hereby made to that certain Secured Promissory Note and Security Agreement (the “Note”), dated as of September 12, 2025, by and between Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), and B. Riley Commercial Capital, LLC, a Delaware limited liability company (the “Lender”). Capitalized terms used herein without definition shall have the same meanings as given to them in the Note. Pursuant to Section 6(a) of the Note, if the closing date of any transaction obligating the Company or any Loan Party to sell or transfer all or substantially all of the assets of the Loan Parties, on a consolidated basis, or which contemplates the sale of a majority of the voting equity interests of the Loan Parties (a “Subject Transaction”), is anticipated to occur earlier than the Maturity Date of the Note, the Lender has the right, but not the obligation, to elect to accelerate the Maturity Date, as to all or any portion of the principal and accrued and unpaid interest, to become concurrent with the closing date of such Subject Transaction. The Company has entered into that certain Contribution and Exchange Agreement, dated February 15, 2026, with APLD Intermediate HoldCo LLC, a Delaware limited liability company, APLD ChronoScale HoldCo LLC, a Delaware limited liability company, and Applied Digital Cloud Corporation, a Nevada corporation, as described in the Company’s Information Statement on Schedule 14C filed with the Securities and Exchange Commission Agreement on April 3, 2026 (the “Contribution and Exchange Agreement” and the transactions contemplated thereby and by the transaction documents executed in connection therewith, collectively, the “Contribution Transactions”). The Contribution Transactions may be deemed to constitute a Subject Transaction under the Note. Pursuant to Section 11(a) of the Note, no provision of the Note may be waived or amended unless the same shall be in writing and signed by the Lender and the Company. The Company and the Lender hereby agree that neither the execution, delivery or performance of the Contribution and Exchange Agreement nor the consummation of any of the Contribution Transactions shall constitute a Subject Transaction for any purpose under the Note, including, without limitation, for purposes of Section 6(a) of the Note. Without limiting the generality of the foregoing, the Lender hereby irrevocably and unconditionally waives, from and after the date hereof, any and all (i) notice, consent, approval or other procedural requirements under the Note that may be triggered by, or applicable to, the Company's execution, delivery and performance of its obligations under the Contribution and Exchange Agreement and/or the consummation of the Contribution Transactions, (ii) rights to elect to accelerate the Maturity Date, or to declare any principal, accrued and unpaid interest, or any other amounts outstanding under the Note to be

Docusign Envelope ID: 1CF318DA-55CA-8A0E-8116-4021C80D49F3

immediately due and payable, in each case arising from, in connection with, or as a result of the Contribution Transactions, (iii) rights to impose or collect any default rate, premium, penalty or other charge under the Note in connection therewith, and (iv) all other rights, remedies, claims and powers arising under the Note, at law or in equity, in each case, solely to the extent arising from, in connection with, or as a result of the Company's execution, delivery and performance of its obligations under the Contribution and Exchange Agreement and/or the consummation of the Contribution Transactions, in each case other than any rights to convert the Note in connection with the Proposed Financing (as defined below) (the "**Subject Transaction Waiver**").

In addition, the execution, delivery and performance of the Contribution and Exchange Agreement and the consummation of the Contribution Transactions may give rise to, or result in, (i) a default or an event of default (howsoever defined), or a right to declare a default or an event of default, under or in respect of any agreement, instrument or other document evidencing, governing or relating to any indebtedness for borrowed money of the Company or any of its subsidiaries (other than the Note) (collectively, "**Other Indebtedness**"), and/or (ii) the acceleration of, or the right to cause the acceleration of, the maturity of any such Other Indebtedness, in each case, whether arising directly or indirectly from or in connection with the Contribution Transactions (each such occurrence described in clauses (i) and (ii), an "**Indebtedness Cross-Default Event**"), which Indebtedness Cross-Default Event may constitute an Event of Default under Section 7(b) of the Note.

The Lender hereby irrevocably and unconditionally waives, from and after the date hereof, any and all Events of Default under the Note (including, without limitation, any Event of Default arising under Section 7(b) of the Note) that may arise from, in connection with, or as a result of any Indebtedness Cross-Default Event, together with any and all rights, remedies, claims and powers arising therefrom or in connection therewith under the Note or applicable law, including, without limitation, (a) any right to accelerate the Maturity Date or to declare any principal, interest or other amounts outstanding under the Note to be immediately due and payable pursuant to Section 8 of the Note or otherwise, (b) any right to impose or collect the Default Interest Rate or any other default rate, premium, penalty or charge under the Note, (c) any right to exercise any other right or remedy available under the Note, at law or in equity, and (d) any right to deliver any notice of default or notice of acceleration in respect of the foregoing (the "**Cross-Default Waiver**"). For the avoidance of doubt, the Cross-Default waiver shall apply regardless of whether such Indebtedness Cross-Default Event occurs prior to, on, or after the date hereof and regardless of whether the Lender had knowledge or notice of such Indebtedness Cross-Default Event.

In addition, pursuant to Section 1(c) of the Note, the Note shall mature, and all of the outstanding Loan Amount, plus any accrued but unpaid interest thereon, and the Exit Fee applicable thereto, shall be due and payable in full in cash on the earlier of (x) the twelve (12) month anniversary of the date of the Note, or (y) the occurrence of a Qualified Financing.

Pursuant to Section 10 of the Note, the Lender has the right to convert the amounts owed under the Note in the event that the Company consummates a Qualified Financing.

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3 The Company is contemplating a private placement of shares of the Company’s common stock (or preferred stock that is convertible into Common Stock) with one or more new equity investors in an amount that would be deemed to constitute a Qualified Financing under the Note, with such private placement expected to close prior to the closing of the Contribution Transactions (the “Proposed Financing”). The Company and the Lender hereby agree that the Proposed Financing (i) shall not constitute a Qualified Financing for purposes of accelerating the Maturity Date of the Note pursuant to Section 1(c) thereof (the “Qualified Financing Waiver” and together with the Subject Transaction Waiver and theCross-Default, collectively, the“Waiver), but (ii) shall constituteaQualified Financing for all otherpurposes thereunder, including forpurposesof the conversion right in Section10 thereof. This Waiver is limited to the waiver and agreement set forth above. Except as expressly contemplated herein, the Note is unmodified and remains in full force and e ect and the execution of thisWaiver does not and shall not constitute a waiver of any other rights or remedies towhich the parties are entitled pursuant to the Note. ThisWaivermay be executed in twoormore counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. [Remainder of page intentionally left blank.]

[Signature Page to Waiver] INWITNESSWHEREOF, the parties have executed thisWaiver e ective asof the date first set forth above. COMPANY: EKSO BIONICS HOLDINGS, INC. /s/ Scott Davis Name: Scott Davis Title: Chief Executive Officer

[Signature Page to Waiver] INWITNESSWHEREOF, the parties have executed thisWaiver e ective as of the date first set forth above. INVESTOR: B. RILEY COMMERCIAL CAPITAL, LLC /s/:Bryant B. Riley Name: Bryant B. Riley Title: Authorized Signatory